Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of our report dated March 27, 2013, relating to the consolidated financial statements and the financial statement schedule of CNL Healthcare Properties, Inc. formerly known as CNL Healthcare Trust, Inc., which appears in CNL Healthcare Properties, Inc.’s, formerly known as CNL Healthcare Trust, Inc.’s, Annual Report on Form 10-K for the year ended December 31, 2012.

We also hereby consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of our report dated March 27, 2013, relating to the financial statements of TSMM Management, LLC, which appears in CNL Healthcare Properties, Inc.’s, formerly known as CNL Healthcare Trust, Inc.’s, Annual Report on Form 10-K for the year ended December 31, 2012.

We also hereby consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of CNL Healthcare Properties, Inc. of our report dated March 13, 2013, relating to the combined financial statements of the Capital Health Retirement Communities (Four Communities), which appears in CNL Healthcare Properties, Inc.’s, formerly known as CNL Healthcare Trust, Inc.’s, Current Report on Form 8-K/A (Amendment No. 1) dated December 21, 2012.

We also hereby consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of CNL Healthcare Properties, Inc. of our report dated March 4, 2013, relating to the combined financial statements of the Primrose II Senior Housing Communities (Five Communities), which appears in CNL Healthcare Properties, Inc.’s, formerly known as CNL Healthcare Trust, Inc.’s, Current Report on Form 8-K/A (Amendment No. 1) dated December 19, 2012.

We also hereby consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of CNL Healthcare Properties, Inc. of our report dated May 1, 2012, relating to the combined financial statements of the Primrose Senior Housing Communities (Five Communities), which appears in CNL Healthcare Properties, Inc.’s, formerly known as CNL Healthcare Trust, Inc.’s, Current Report on Form 8-K/A (Amendment No. 1) dated February 16, 2012.

We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Orlando, Florida

April 4, 2013